SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
    ----------------

[ ] Definitive Information Statement

                     Great Expectations and Associates, Inc.

         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

                     GREAT EXPECTATIONS AND ASSOCIATES, INC.
                                C/O ADVAXIS INC.
                         212 CARNEGIE CENTER, SUITE 203
                           PRINCETON, NEW JERSEY 08540

To the stockholders of Great Expectations and Associates, Inc.:

      Great Expectations and Associates, Inc., a Colorado corporation (the "Company") has obtained the written consent of certain of its stockholders of record as of November 1, 2004 to approve (A) amending and restating our Articles of Incorporation to (i) amend the name of the Company from "Great Expectations and Associates, Inc." to "Advaxis, Inc.", (ii) create five million (5,000,000) shares of "blank check" preferred stock, the designation, preferences, rights (including voting rights), and limitations of which maybe established by our Board of Directors or by authorized committee thereof without the prior consent of our stockholders and (iii) change our common stock from no par value to par value $0.001 per share, (B) amending and restating our bylaws in their entirety and (C) adopting the 2004 Stock Option Plan, which authorizes the grant of options of up to 2,381,525 shares of Common Stock to employees and directors of the Company or its subsidiaries and individuals performing consulting services to the Company or a subsidiary. These proposals have been approved by our board of directors as of August 14, 2004 and the holders of all of the issued and outstanding shares of common stock as of November 1, 2004 in connection with the Share Exchange and Reorganization Agreement, dated as of August 25, 2004 (the "Share Exchange Agreement"), by and among the Company, Advaxis, Inc., a Delaware corporation ("Advaxis") and the shareholders of Advaxis. The closing of the Share Exchange Agreement occurred on November 12, 2004. Your consent is not required and is not being solicited in connection with these actions. Pursuant to Section 7-107-104 of the Colorado Revised Statutes, you are hereby being provided with notice of the approval by the unanimous written consent of our stockholders of the foregoing amendments to our Articles of Incorporation, the approval of the Amended and Restated Bylaws and the adoption of the 2004 Stock Option Plan. Pursuant to the Securities Exchange Act of 1934, as amended, you are being furnished an information statement relating to this action with this letter.

                                           By order of the Board of Directors

                                           /s/ J. Todd Derbin
                                           -------------------------------------
                                           J.Todd Derbin
                                           President and Chief Executive Officer
                                           and Director

                     GREAT EXPECTATIONS AND ASSOCIATES, INC.
                              INFORMATION STATEMENT

      This Information Statement is furnished to the stockholders of Great Expectations and Associates, Inc. in connection with the taking of action by the unanimous written consent of the holders of the outstanding shares of common stock, no par value, as of November 1, 2004 approving (A) amending and restating our Articles of Incorporation of Incorporation, (B) amending and restating our bylaws and (C) adopting the 2004 Stock Option Plan. In accordance with, and pursuant to, this written consent, (i) our corporate name will be amended from "Great Expectations and Associates, Inc." to "Advaxis, Inc.", (ii) five million (5,000,000) shares of "blank check" preferred stock, the designation, preferences, rights (including voting rights), and limitations of which maybe established by our Board of Directors or by authorized committee thereof without the prior consent of our stockholders shall be created, (iii) the no par value of our common stock will be changed to par value $0.001 per share and (iv) 2004 Stock Option Plan will be created of which 2,381,525 shares of common stock shall be reserved for issuance thereof.

THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO STOCKHOLDERS IS DECEMBER 3, 2004. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       DOCUMENTS INCORPORATED BY REFERENCE

      The following documents filed by us with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated by reference herein:

1. Report on Form 8K filed November 18, 2004;
2. Quarterly Report on Form 10-QSB, filed September 13, 2004;
3. Report on Form 8K filed August 26, 2004;
4. Quarterly Report on Form 10-QSB filed on June 14, 2004;
5. Quarterly Report on Form 10-QSB filed March 16, 2004; and
6. Annual Report on Form 10-KSB filed February 4, 2004.

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO US WHICH ARE NOT PRESENTED IN OR WITH THIS INFORMATION STATEMENT. DOCUMENTS RELATING TO US (OTHER THAN EXHIBITS TO THESE DOCUMENTS UNLESS THESE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO US AT GREAT EXPECTATIONS AND ASSOCIATES, INC. AT 212 CARNEGIE CENTER, SUITE 203, PRINCETON, NJ 08540,
ATTENTION: CHIEF EXECUTIVE OFFICER, OR BY CALLING THE COMPANY AT (609) 497-7555. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

                                     VOTING

      As of November 1, 2004, 15,520,000 shares of our common stock were issued and outstanding. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. The record date for purposes of the written consent to the proposed resolutions was November 1, 2004. No other stockholder consents are being solicited and no stockholders' meeting is being held in connection with the amendments. See "PROPOSED CHANGES" herein. On November 12, 2004 we closed on (i) the Share Exchange and Reorganization Agreement, dated as of August 25, 2004 (the "Share Exchange"), by and among us, Advaxis, Inc., a Delaware corporation ("Advaxis"), and the shareholders of Advaxis and (ii) a private placement of $2,925,000 to a group of institutional and other private investors (the "Offering"). Additionally, $595,000 of bridge notes were converted into our equity securities on the same terms as all of the other investors in the private placement (the "Note Conversion"). On November 12, 2004, after giving effect to the Share Exchange, the Offering and the Note Conversion, there were 31,488,161 shares of our common stock issued and outstanding.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of the date of this Information Statement, the ownership of the common stock by (i) each person who is known by us to own of record or beneficially more than 5% of our outstanding common stock, based on information currently available, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      As used in the table below and elsewhere herein, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following the date of this Information Statement. Unless otherwise noted, beneficial ownership consists of sole ownership, voting, and investment power with respect to all common stock shown as beneficially owned by them.

                                                    NUMBER OF SHARES OF
                                                  REGISTRANT COMMON STOCK                   PERCENTAGE OF CLASS
NAME AND ADDRESS                                    BENEFICIALLY OWNED                      BENEFICIALLY OWNED(1)
----------------                                    ------------------                      ---------------------

NAME AND ADDRESS OF                                SHARES OF GXPT COMMON                    PERCENTAGE OF CLASS
BENEFICIAL OWNER                                  STOCK BENEFICIALLY OWNED                  BENEFICIALLY OWNED

J. Todd Derbin(1)(2)                                   1,541,582    (3)                           4.71%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

Roni Appel(1)(2)                                       3,020,492    (4)                           8.75%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

Scott Flamm(1)                                         2,857,627    (5)                           8.32%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

Dr. Steve Roth(1)                                         82,763    (6)                           0.03%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

Dr. James Patton(1)                                    2,913,476    (7)                           8.47%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

Dr. Thomas McKearn(1)                                    306,601    (8)                           0.10%
     c/o Advaxis, Inc.
     212 Carnegie Center
     Suite 206
     Princeton, NJ 08540

The  Trustees  of the  University
of Pennsylvania                                        6,339,282                                 20.13%
      Center for Technology
      Transfer, University of
      Pennsylvania
     3160 Chestnut Street
     Suite 200
     Philadelphia, PA
     19104-6283

Sunrise Equity Partners, LP                            1,742,160    (9)                           5.53%
     641 Lexington Ave-25fl
     New York, NY  10022

Emigrant Capital Corp.                                 1,742,160   (10)                           5.53%
     6 East 43 Street, 8th Fl.
     New York, NY  10017

All Directors and Officers as a                       10,722,541                                 30.38%
Group (6 people)

-------------------------------------
* Based on 31,488,161 shares of common stock outstanding as of the date of this Information Statement.
(1) Director
(2) Officer
(3) Reflects 295,766 shares of GXPT Common Stock, 1,172,767 options to purchase shares of GXPT Common Stock and 73,049 warrants to purchase shares of GXPT Common Stock but does not include 295,766 shares of GXPT Common Stock because such warrants are not currently exercisable within the next 60 days.
(4) Reflects 14,449 warrants to purchase shares of GXPT Common Stock and 2,522,166 shares of GXPT Common Stock owned by Mr. Appel but does not reflect 58,541 warrants to purchase shares of GXPT Common Stock because such warrants are not currently exercisable within the next 60 days. Also reflects 355,528 shares of GXPT Common Stock and 128,349 options and warrants to purchase shares of GXPT Common Stock beneficially owned by Carmel Ventures, Inc. of which Mr. Appel is a controlling person but does not reflect 355,528 warrants to purchase shares of GXPT Common Stock owned by Carmel Ventures, Inc. because such warrants are not currently exercisable within the next 60 days.
(5) Reflects 125,772 shares of GXPT Common Stock and 101,620 options and warrants to purchase shares of Common Stock owned by Mr. Flamm but does not reflect 125,722 warrants to purchase shares of GXPT Common Stock because such warrants are not currently exercisable within the next 60 days. Also reflects 2,585,094 shares of GXPT Common Stock and 45,141 warrants to purchase shares of GXPT Common Stock beneficially owned by Flamm Family Partners LP of which Mr. Flamm is a partner.
(6) Reflects options to purchase shares of GXPT Common Stock.
(7) Reflects 56,349 options to purchase shares of GXPT Common Stock, 36,551 warrants to purchase shares of GXPT Common Stock and 2,820,576 shares of GXPT Common Stock but does not reflect 147,716 warrants to purchase shares of GXPT Common Stock because such warrants are not currently exercisable within the next 60 days.
(8) Reflects 195,586 options and warrants to purchase shares of GXPT Common Stock and 111,015 shares of GXPT Common Stock.
(9) Reflects 1,742,160 shares of GXPT Common Stock held by Sunrise Equity Partners, LP ("SEP") does not include warrants to purchase 1,742,160 shares of GXPT Common Stock issuable upon exercise of warrants held by SEP because such warrants are not exercisable within the next 60 days. The General Partner of SEP is Level Counter, LLC ("LC"), the managers of which are Nathan Low, Marilyn Adler and Amnon Mandelbaum (the "Managers"). The 1,742,160 shares of GXPT Common Stock held by SEP also does not include: (1) 1,023,793 shares of GXPT Common Stock held by Nathan Low or warrants held by Mr. Low to purchase up to 670,731 shares GXPT Common Stock (which warrants are not exercisable within the next 60 days); (2) 1,017,959 of GXPT Common Stock held by Amnon Mandelbaum or warrants held by Mr. Mandelbaum to purchase up to 603,214 shares of GXPT Common Stock (which warrants are not currently exercisable within the next 60 days), and (3) shares of GXPT Common Stock or warrants to purchase shares of GXPT Common Stock which may be held by limited partners of SEP or LC who may have a direct or indirect pecuniary interest, but have no authority to vote or dispose of the shares of GXPT Common Stock held by SEP.
(10) Reflects 1,742,160 shares of GXPT Common Stock but does not reflect warrants to purchase 1,742,160 shares of GXPT Common Stock because such warrants are not currently exercisable within the next 60 days.

                                CHANGE OF CONTROL

      On August 25, 2004, we entered into a Share Exchange and Reorganization Agreement (the "Exchange Agreement") with Advaxis, Inc., a Delaware corporation ("Advaxis"), and the shareholders of Advaxis (the "Advaxis Shareholders"), which set forth the terms and conditions of the exchange by the Advaxis Shareholders of their shares of Common Stock and Preferred Stock of Advaxis, representing all of the issued and outstanding capital stock of Advaxis, in exchange for the issuance by us to the Advaxis Shareholders and certain financial advisors of an aggregate 16,350,323 shares of our common stock (the "Share Exchange"). Pursuant to the Exchange Agreement, Advaxis and we agreed, inter alia, to elect J. Todd Derbin, Dr. James Patton, Roni A. Appel, Dr. Thomas McKearn, Dr. Stephen Roth and Scott Flamm (the "Designees") to our board of directors upon the closing of the Share Exchange (the "Closing"), effective as of that date (the "Closing Date"), at which time, all of our existing directors would resign.

      On October 22, 2004, in contemplation of the Closing and the resultant change in control of the Board of Directors, we filed an Information Statement on Schedule 14f-1 with the Securities and Exchange Commission. The Closing Date of the Share Exchange was November 12, 2004.

      Effective at the Closing, (i) Advaxis, Inc. became our wholly-owned subsidiary, (ii) the Advaxis Shareholders received an aggregate of 15,597,723 shares of our common stock, (iii) our existing directors resigned and the Designees become the sole members of the Board of Directors, (iv) all issued and outstanding options to purchase shares of Common Stock of Advaxis were exchanged for an aggregate of 2,381,525 options to purchase our common stock, (v) all issued and outstanding warrants were exchanged for warrants to purchase an aggregate of 671,993 shares of our common stock and (iv) certain financial advisors to Advaxis received an aggregate of 752,600 shares our common stock.

      In connection with the Share Exchange, we entered into a Surrender and Cancellation Agreement with our six existing shareholders prior to the Closing of the Share Exchange pursuant to which each such existing shareholder contributed 199 of every 200 shares owned of record to us for cancellation.

      On November 12, 2004, we closed on a private placement of $2,925,000 to a group of institutional and other private investors. Additionally, $595,000 of bridge notes were converted into our equity securities on the same terms as all of the other investors in the private placement.

                                PROPOSED CHANGES

      On August 14, 2004 our board of directors adopted resolutions proposing, and as of November 1, 2004 the holders of record on November 1, 2004 of all of the outstanding shares of our common stock approved, (A) the Amended and Restated Articles of Incorporation, amending our name from "Great Expectations and Associates, Inc.." to "Advaxis, Inc.", (ii) creating five million (5,000,000) shares of "blank check" preferred stock, the designation, preferences, rights (including voting rights), and limitations of which maybe established by our Board of Directors or by authorized committee thereof without the prior consent of our stockholders and (iii) changing our common stock from no par value to par value $0.001 per share, (B) the Amended and Restated Bylaws, a copy of which is attached hereto as Annex B and (C) the 2004 Stock Option Plan, a copy of which is attached hereto as Annex C. The Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Annex A, is to be filed with the Secretary of State of the State of Colorado, on or about December 22, 2004. Holders of our common stock do not and will not have preemptive rights pursuant to our Articles of Incorporation.

                                        By order of the Board of Directors

                                        /s/ J. Todd Derbin
                                        --------------------------------------
                                        J. Todd Derbin
                                        President, Chief Executive Officer and
                                        Director

ANNEX A

Document Processing Fee
   If document is on paper:              $60.00
   If document is filed electronically:  $  .99
Fees are subject to change.
For electronic filing and to obtain
   copies of filed documents visit
   www.sos.state.co.us
   -------------------
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or                 ABOVE SPACE FOR OFFICE USE ONLY
machine printed.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION filed pursuant to Section 7-90-301 and Section 7-110-107 and Section 7-90-304.5 of the Colorado Revised Statutes (C.R.S.)

ID Number                                19871729235
                                         -----------
1. Entity name:

                                         Great Expectations and Associates, Inc.
                                         ---------------------------------------
                                          (If changing name of the corporation,
                                          indicate name BEFORE the name change.

2. New Entity name:
   (if applicable)

                                          Advaxis, Inc.
                                         ---------------------------------------

3. Use of Restricted Words (if any of
   theses terms are contained in an      |_| "bank" or "trust or any derivative
   entity name, true name of an entity,       thereof
   trade name or trademark stated in     |_| "credit union"
   this document, make the applicable    |_| "savings and loan"
   selection):                           |_| "insurance", "casualty",
                                             "mutual", or "surety"

4. If the corporation's period of
   duration as amended is less than
   perpetual, state the date on which
   the period of duration expires:       _________________________
                                                (mm/dd/yyyy)

      OR

   If the corporation's period of duration as amended is perpetual, mark this box: |X|

5. The amended and restated constituent filed document is attached.

6. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

7. (Optional) Delayed effective date:    _________________________
                                                (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgement of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Names(s) and address(es) of the
    individual(s) causing the document
    to be delivered for filing:           Derbin      J.       Todd
                                         -------- ---------- --------- --------
                                          (Last)   (First)    (Middle) (Suffix)

                                          212 Carnegie Center
                                         ---------------------------------------
                                         (Street name and number of Post Office
                                           Box information)

                                          Suite 206
                                         ---------------------------------------

                                          Princeton     NJ           08540
                                         ------------ -------  -----------------
                                          (City)      (State)  (Postal/Zip Code)

                                         ---------------------------
                                          (Province - if applicable)

                                         ---------------------------
                                          (Country - if not US)

   (The document need not state the true name and address of more than on individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box |_| and include an attachment stating the name and address of such individuals.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                     GREAT EXPECTATIONS AND ASSOCIATES, INC.

      Filed pursuant to Section 7-90-301, et.seq. and Section 7-110-107 and
          Section 7-90-304.5 of the Colorado Revised Statutes (C.R.S.)

      The undersigned hereby certifies that:

      A. The original name of this corporation is Great Expectations, Inc. and the date of filing the original Articles of Incorporation of this corporation with the Department of State of the State of Colorado was July 5, 1987, as amended by the Articles of Amendment of Articles of Incorporation of this corporation filed on September 22, 1987, as further amended by the Articles of Amendment of the Articles of Incorporation filed on January 3, 1989, as further amended by a Certificate of Assumed or Trade Name filed on December 8, 1992, as further amended by a Certificate of Assumed or Trade Name filed on December 30, 1992, as further amended by a Statement of Change of Registered Office or Registered Agent or both filed on November 18, 1993, as further amended by an Application for Reinstatement filed of June 18, 1998, as further amended by a Statement of Change of Registered Office or Registered Agent or both filed on November 15, 1999; as further amended by a Certificate of Withdrawal of Trade Name filed November 15, 1999, as further amended by a Certificate of Withdrawal of Trade Name filed November 15, 1999, as further amended by Statement of Change of Registered Office or Registered Agent or both filed June 26, 2002, as further amended by Articles of Merger filed April 14, 2003, as further amended by Articles of Amendment filed April 30, 2003, as further amended by Articles of Amendment of the Articles of Incorporation filed August 22, 2003, as further amended by the Statement of Change filed September 1, 2004.

      B. He is the duly elected and acting President of Great Expectations and Associates, Inc., a Colorado corporation.

      C. The Articles of Incorporation of this corporation is hereby further amended and restated in its entirety to read as follows:

                                       I.

      FIRST: The name of the corporation is Advaxis, Inc. (the "Corporation").

      SECOND: The address of the registered office of the Corporation is located 1675 Broadway, Denver, Colorado 80202. The name of its registered agent at that address is The Corporation Company.

      THIRD: The principal office address of the Corporation's principal office is 212 Carnegie Center, Ste 206, Princeton, NJ 08540.

      FOURTH: The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the Colorado Revised Statutes.

      FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is (i) five hundred million (500,000,000) shares of Common Stock, each having a par value of $.001 per share (the "Common Stock") and (ii) five million (5,000,000) shares of preferred stock, each having a par value of $.001 per share (the "Preferred Stock"). Subject to the provisions of
Section 7-106-102 of the Colorado Revised Statutes, the Board of Directors of the Corporation is authorized to issue the shares of Preferred Stock in one or more series and determine the number of shares constituting each such series, the voting powers of shares of each such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as set forth in a resolution or resolutions of the Board of Directors providing for the issue of such stock.

      SIXTH: The Corporation shall, to the fullest extent permitted by Section 7-109-102 of the Colorado Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-Law, resolution of stockholders, resolution of directors, agreement, or otherwise, as permitted by said Section, as to action in any capacity in which he or she served at the request of the Corporation.

      SEVENTH: The Corporation shall, to the fullest extent permitted by Section 7-108-402 of the Colorado Revised Statutes, as the same may be amended and supplemented, eliminate or limit the personal liability of a director to the Corporation or to its shareholders.

      EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation in accordance with the terms thereof.

                                     * * * *

      D: This Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors of this Corporation.

      E: This Amended and Restated Articles of Incorporation has been duly adopted in accordance with the provisions of Sections 7-107-104, 7-110-107 and 7-110-103 of the Colorado Revised Statutes by the Board of Directors and the stockholders of the Corporation.

      F. The Amended and Restated Articles of Incorporation was adopted by the shareholders and the number of votes cast for the amendment by each voting group entitled to vote separately on the Amended and Restated Articles of Incorporation was sufficient for approval by that voting group.

         IN WITNESS WHEREOF, this Amended and Restated Articles of Incorporation has been executed by the Corporation by its President as of this 12th day of November, 2004.

                                GREAT EXPECTATIONS ASSOCIATES, INC.

                                By:/s/ J. Todd Derbin
                                   ---------------------------------------------
                                   Name:  J. Todd Derbin
                                   Title:  President

ANNEX B

                         AMENDED AND RESTATED BYLAWS OF

                     GREAT EXPECTATIONS AND ASSOCIATES, INC.

Adopted by the Board of Directors on November 1, 2004 and ratified by the stockholders on November 1, 2004.

The following bylaws amend and restate the bylaws of Great Expectations and Associates, Inc., in their entirety.

                                    ARTICLE I
                                     Offices

     The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Colorado.

     The corporation may have such other offices, either within or outside Colorado, as the board of directors may designate or as the business of the corporation may require from time to time.

     The registered office of the corporation required by the Colorado Business Corporation Act to be maintained in Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

                                   ARTICLE II
                                  Shareholders

     Section 1. Annual Meeting. The annual meeting of the shareholders shall be held during the month of April of each year on a date and at a time fixed by the board of directors of the corporation (or by the president in the absence of action by the board of directors), beginning with the year 2005 for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

     A shareholder may apply to the district court in the county in Colorado where the corporation's principal office is located or, if the corporation has no principal office in Colorado, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within six months after the close of the corporation's most recently ended fiscal year or fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to C.R.S. s. 7-107-102(1)(b), or the special meeting was not held in accordance with the notice.

     Section 2. Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the president or by the board of directors. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

     Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Colorado, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Colorado, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

     Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days' notice shall be given, or (ii) any other longer notice period is required by the Colorado Business Corporation Act. The secretary shall be required to give such notice only to shareholders entitled to vote at the meeting except as otherwise required by the Colorado Business Corporation Act.

     Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, (v) restatement of the articles of incorporation, or (vi) any other purpose for which a statement of purpose is required by the Colorado Business Corporation Act. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the shareholder at his address as it appears in the corporation's current record of shareholders, with first class postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the shareholder.

     If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.

     When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

     A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

     Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation's close of business on the record date.

     Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

     Section 6. Voting Lists. After a record date is fixed for a shareholders' meeting, the secretary shall make, at the earlier of ten days before such meeting or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided
(i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect,
(iv) the records are directly connected with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

     Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee's use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

     Section 8. Quorum and Manner of Acting. One-third of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

     If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

     Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

     Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

     The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

     The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

     Subject to Section 11 and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

     Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Colorado Business Corporation Code. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

     At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

     Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

     Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

     Section 11. Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

     (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

    (ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

   (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

    (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

     (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

    (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

     The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

     Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

     Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation. Such consent shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Action taken under this
Section 12 is effective as of the date the last writing necessary to effect the action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. If any shareholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

     Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action.

     Section 13. Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III
                               Board of Directors

         Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors, except as otherwise provided in the Colorado Business Corporation Act or the articles of incorporation.

     Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than 1 or more than 12, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Colorado or a shareholder of the corporation.

     Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided by the Colorado Business Corporation Act. Any director may be removed by the shareholders with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

     Section 3. Vacancies. Any director may resign at any time by giving written notice to the secretary or the board of directors. Such resignation shall take effect at the time the notice is received by the secretary or the board of directors unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation's acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders at a special meeting called for that purpose or by the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual shareholders' meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.

     Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Colorado, as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Colorado unless a majority of the board of directors has so authorized.

     Section 6. Notice. Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or
(ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested, provided that the return receipt is signed by the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

     A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Article III, Section 2 or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

     Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the board at which action on any corporate matter is taken shall be presumed to have assented to all action taken at the meeting unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the secretary promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

     Section 11. Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or
(viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Colorado Business Corporation Act.

     Sections 4, 5, 6, 7, 8 or 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 11.

     Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

     Section 12. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 12 is effective at the time or date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

     Section 13. Telephonic Meetings. The board of directors may permit any director (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

     Section 14. Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

     The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person's professional or expert competence, or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

                                   ARTICLE IV
                               Officers and Agents

     Section 1. General. The officers of the corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be appointed by the board of directors and shall be a natural person eighteen years of age or older. One person may hold more than one office. The board of directors or an officer or officers so authorized by the board may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary. Except as expressly prescribed by these bylaws, the board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their authority and duties and their compensation, provided that the board of directors may change the authority, duties and compensation of any officer who is not appointed by the board.

     Section 2. Appointment and Term of Office. The officers of the corporation to be appointed by the board of directors shall be appointed at each annual meeting of the board held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as determined by the board of directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in
Section 3.

     Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the president, secretary or other person who appoints such officer. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

     Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

     Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

     Section 5. President. The president shall preside at all meetings of shareholders and all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors. Subject to the direction and supervision of the board of directors, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, if any, of the board of directors. The president shall have custody of the treasurer's bond, if any. The president shall have such additional authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time.

     Section 6. Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

     Section 7. Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (v) maintain at the corporation's principal office the originals or copies of the corporation's articles of incorporation, bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

     Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

     Section 8. Treasurer. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. Subject to the limits imposed by the board of directors, he shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation's funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

     The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Colorado Business Corporation Act, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

                                    ARTICLE V
                                      Stock

     Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the president {or one or more vice presidents} {and the secretary or an assistant secretary}. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face:

     (i) That the corporation is organized under the laws of Colorado;

    (ii) The name of the person to whom issued;

   (iii) The number and class of the shares and the designation of the series, if any, that the certificate represents;

    (iv) The par value, if any, of each share represented by the certificate;

     (v) A conspicuous statement, on the front or the back, that the corporation will furnish to the shareholder, on request in writing and without charge, information concerning the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series}; and

    (vi) Any restrictions imposed by the corporation upon the transfer of the shares represented by the certificate.

     If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Colorado Business Corporation Act.

     Section 2. Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. For purposes of this Section 2, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

     Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

     Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and at the place designated by the board of directors.

     Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters' rights to the extent provided in
Article 113 of the Colorado Business Corporation Act, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

     Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Colorado. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI
                       Indemnification of Certain Persons

     Section 1. Indemnification. For purposes of Article VI, a "Proper Person" means any person (including the estate or personal representative of a director) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article that he conducted himself in good faith and that he reasonably believed
(i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation's best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. Official capacity means, when used with respect to a director, the office of director and, when used with respect to any other Proper Person, the office in a corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. Official capacity does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

     A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement in (ii) of this Section 1. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirement of this section that he conduct himself in good faith.

     No indemnification shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys' fees, incurred in connection with the proceeding.

     Section 2. Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section l of this Article VI against expenses (including attorneys' fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

     Section 3. Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.

     Section 4. Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article or where indemnification is ordered by a court in Section 5, any indemnification shall be made by the corporation only as determined in the specific case by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action) or (ii) a vote of the shareholders.

     Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

     Section 5. Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If a court determines that the Proper Person is entitled to indemnification under Section 2 of this Article, the court shall order indemnification, including the Proper Person's reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

     Section 6. Advance of Expenses. Reasonable expenses (including attorneys' fees) incurred in defending an action, suit or proceeding as described in
Section 1 may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person's good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person's behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 4 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

     Section 7. Additional Indemnification to Certain Persons Other Than Directors. In addition to the indemnification provided to officers, employees, fiduciaries or agents because of their status as Proper Persons under this Article, the corporation may also indemnify and advance expenses to them if they are not directors of the corporation to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

     Section 8. Witness Expenses. The sections of this Article VI do not limit the corporation's authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made a named as a defendant or respondent in the proceeding.

     Section 9. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                   ARTICLE VII
                             Provision of Insurance

     Section 1. Provision of Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII
                                  Miscellaneous

     Section 1. Seal. The board of directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the corporation and the words, "Seal, Colorado."

     Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

     Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted by the Colorado Business Corporation Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

     Section 4. Receipt of Notices by the Corporation. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (1) at the registered office of the corporation in Colorado; (2) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the secretary of state for Colorado designating a principal office) addressed to the attention of the secretary of the corporation; (3) by the secretary of the corporation wherever the secretary may be found; or (4) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

     Section 5. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

     Section 6. Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation's articles of incorporation or applicable law, the latter shall control.

     Section 7. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Colorado Business Corporation Act.

ANNEX C

                     GREAT EXPECTATIONS AND ASSOCIATES, INC.
                             2004 STOCK OPTION PLAN

                       (Effective as of November 12, 2004)

1. PURPOSE.

         The purposes of this 2004 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ or service of Great Expectations and Associates, Inc., a Colorado corporation (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of
Section 422 (b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Administrator referred to in Section 3(A) hereof.

2. SHARES SUBJECT TO PLAN.

      Options may be granted to purchase up to Two Million Three Hundred Eighty One Five Hundred Twenty Five (2,381,525) shares of the common stock, par value $0.001 per share (the "Common Stock") of the Company. Of the options to purchase up to Two Million Three Hundred Eighty One Five Hundred Twenty Five (2,381,525) such shares shall be initially reserved for options to holders of options of the Advaxis, Inc., a Delaware corporation, 2002 Stock Option Plan as amended on February 19, 2003 (the "2003 Plan") in substitution for cancellation of the 2003 Plan.

3. ADMINISTRATION.

         (A) The Plan shall be administered by either the Board or, at the option of the Board, a stock option committee (the "Committee"), which, if appointed, shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee, if appointed, shall be appointed annually by the Board, which may at any time and from time to time remove any member or members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. The Committee, or if a Committee has not been appointed, the Board, in its capacity as administrator of the Plan, is hereinafter referred to as the "Administrator".

         (B) Subject to the express provisions of the Plan, the Administrator shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant. The Administrator's determination on the matters referred to in this Section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Administrator, in its sole discretion, and any interpretations by the Administrator of the terms of any Option shall be final, binding and conclusive.

4. ELIGIBILITY.

         An Option may be granted to (1) employees and consultants of the Company or a Subsidiary, (2) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary ("Outside Directors"), and (3) employees and consultants of a corporation which has been acquired by the Company or a Subsidiary as provided in Section 17.

5. OPTION PRICES.

         (A) Except as otherwise provided in Section 17 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

         (B) Except as otherwise provided in Section 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Common Stock on the date of grant.

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         (C) For all purposes of this Plan, the fair market value of a share of the Common Stock on any date shall be equal to, if the Common Stock is listed on a national securities exchange or traded on the NASDAQ National Market System, the closing sale price of a share of the Common Stock on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange or system at the close of trading on such date or, if the shares of the Common Stock are not listed on a national securities exchange or such system on such date, the last per share sales price of Common Stock on the market or system of the NASD on which the Common Stock is then traded or listed (the "Relevant Market System") during the three business days ending on the date of grant or exercise as reported in the market report for the Relevant Market System or if no sale has been reported for such period, the higher of the
(i) closing bid price on the Relevant Market System on the date of grant or exercise or (ii) the average of the closing bid prices on the Relevant Market System for the three business days immediately preceding the date of grant or exercise, in each case as reported in the Market Report for the Relevant Market System or, if the shares of the Common Stock are not traded or listed on a market or system of the NASD, as shall be determined in good faith by the Administrator.

6. OPTION TERM.

         Options shall be granted for such term as the Administrator shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17 hereof, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years form the date of the granting thereof.

7. LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS GRANTED.

         Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

8. EXERCISE OF OPTIONS.

         (A) Except as otherwise provided in Section 17 hereof and except as otherwise determined by the Administrator at the time of the grant thereof, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-quarter of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to such number of shares as when added to the number of shares previously purchased under the Option does not exceed one-half of the shares granted thereby, and
(iii) during the period commencing on such third anniversary, and ending on the day preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to such number of shares as when added to the number of shares previously purchased under the Option does not exceed three-quarters of the shares granted thereby, and (iv) during the period commencing on such fourth anniversary, exercise such Option with respect to all of the shares granted thereby.

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

         (B) To the extent exercisable, an Option may be exercised either in whole at any time or in part form time to time.

         (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment of the option price to the Company for the number of shares of Common Stock specified in any one or a combination of the following: in cash, by cashless exercise, or in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Administrator may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

         (D) The Administrator may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9. TRANSFERABILITY.

         No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

10. TERMINATION OF SERVICE.

         (A) Except as otherwise provided by the Administrator, in the event that, other than by reason of death or disability (as such term is defined in Section 22(e)(3) of the Code), a Participant leaves the employ or service of the Company and the Subsidiaries or, in the case of an Outside Director, does not stand for re-election or is not reelected, whether voluntarily or otherwise, each Option theretofore granted to him shall be exercisable to the extent exercisable immediately prior to the date of termination of employment or service (or the date the Director does not stand for reelection or is not reelected) within the period ending the earlier to occur of (i) the expiration of the period of three months after the date of such termination of services or failure to stand for or be reelected a Director and (ii) the date specified in such Option.

         (B) In the event a Participant's employment or service (including the service of an Outside Director) with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of
(i) the expiration of the period of one year after the date of such Participant's death and (ii) the date specified in such Option.

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

         (C) Except as otherwise provided by the Administrator, in the event that, a Participant leaves the employ or service of the Company and the Subsidiaries by reason of his or her disability (as such term is defined in Section 22(e)(3) of the Code), each Option theretofore granted to him shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such termination, resignation or failure to stand for election or to be reelected and
(ii) the date specified in such Option.

11. ADJUSTMENT OF NUMBER OF SHARES.

         (A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

         (B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock, shall have been changed, or for which it shall have been exchanged, then, if the Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Administrator and shall be effective and binding for all purposes of the Plan and of each Option.

         (C) In the case or any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 11.

         (D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

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

         (E) In the event of the dissolution, liquidation, sale of substantially all of the assets of the Company or the sale of the Company of more than 50% of the voting securities of the Company, the Board, in its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

12. PURCHASE FOR INVESTMENT, WITHHOLDING AND WAIVERS.

         (A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, as amended, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

         (B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

         (C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Administrator shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13. DECLINING MARKET PRICE.

         In the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Administrator may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock.

14. NO STOCKHOLDER STATUS; NO RESTRICTIONS ON CORPORATE ACTS; NO EMPLOYMENT
RIGHT.

         (A) Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefore, a share issued upon exercise of an Option shall be fully paid and non-assessable.

         (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

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

         (C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15. TERMINATION AND AMENDMENT OF THE PLAN.

         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of the shares of the Common Stock, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the Option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

16. EXPIRATION AND TERMINATION OF THE PLAN.

         The Plan shall terminate on November 12, 2014 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

17. OPTIONS GRANTED IN CONNECTION WITH ACQUISITIONS.

         The Administrator may determine, in connection with the acquisition by the Company or a Subsidiary by way of exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), that Options may be granted hereunder to employees or consultants and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. The Administrator, at its discretion shall determine as to such Options, the option prices, may be exercisable immediately or at any time or times either in whole or in part, and such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company.

18. LOCK-UP.

         A Participant agrees not to effect any sale, transfer or distribution of any Option granted hereunder or any common stock or other equity securities issued or issuable upon exercise of an Option granted hereunder, or any interest therein, until the earlier of (a) the date that a registration statement with respect to the Company's equity securities purchased by certain of the Company's investors pursuant to that certain Securities Purchase Agreement, dated as of September 14, 2004, by and among the Company and the investors signatory thereto has been filed with and declared effective by the Securities and Exchange Commission, and (b) November 12, 2005, unless (i) such sale, transfer or distribution is approved in writing by a Majority of the Investors (as such term is defined in the aforementioned Securities Purchase Agreement), and (ii) the transferee of such sold, transferred or distributed Option, common stock, equity securities or other interest agrees in writing to be bound by the terms of this
Section 18.

                                      * * *

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